**AMERICAN REBEL HOLDINGS, INC.**

**AUDIT COMMITTEE CHARTER**

There shall be a Committee of the Board of Directors (the "Board") of American Rebel Holdings, Inc. (the "Corporation" or "Company"), to be known as the Audit Committee ("Committee), with purpose, composition, duties, authority, and responsibilities, as follows:

**I.** **Purpose of the Committee**. The primary purpose of the Committee is to assist the Board in fulfilling its fiduciary duties of oversight and monitoring as they relate to:

(1) the Corporation's financial statements and other financial information provided by the Corporation to its stockholders, and others;

(2) Compliance with legal and regulatory requirements;

(3) The independent auditors, including their qualifications and independence;

(4) The Corporation's systems of internal controls, including the Internal Audit function; and

(5) The auditing, accounting, and financial reporting process generally. The Committee shall prepare the report required by the rules of the U.S. Securities and Exchange Commission ("SEC") to be included in the Corporation's annual proxy statement. The Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Corporation's financial statements. It is not the duty of the Committee to conduct audits or to determine that the Corporation's financial statements and disclosures are complete and accurate and are in accordance with Generally Accepted Accounting Principles and applicable rules and regulations; These are the responsibilities of management and the independent auditors.

**II.** **Composition of the Committee**.

(1) The members of the Committee shall be appointed by the Board. Any vacancy on the Committee shall be filled by majority vote of the Board. No member of the Committee shall be removed except by majority vote of the Board.

(2) The Committee will be composed of not less than three members and shall be composed of directors satisfying the independence requirements of applicable Nasdaq Capital Market ("Nasdaq") and the rules and regulations of the SEC.

(3) The chairman of the Committee shall be designated by the Board. If the Board, however, does not designate a chairman, the members of the Committee, by a majority vote, may

designate a chairman. The chairman will set the agenda for, preside over and conduct the proceedings of Committee meetings.

(4) Each member of the Committee must be financially literate, as determined by the Board. At least one member of the Committee must have accounting or related financial management expertise, as determined by the Board. At least one member of the Committee must be an "audit committee financial expert" as defined in Item 407(d)(5)(ii) of Regulation S-K. A person who satisfies this definition of audit committee financial expert will also be presumed to have accounting or related financial management expertise.

(5) No member of the Committee may serve simultaneously on the audit committee of more than two other publicly-held companies. In addition, the chairman of the Committee may not serve simultaneously on the audit committee of more than two other publicly-held companies.

## III. Committee Meetings.

(1) The Committee shall meet at least quarterly, or more frequently as circumstances dictate.

(2) The Committee shall meet at least quarterly with management, the Director of Internal Audit, and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

(3) The Committee shall meet with the independent auditors and management quarterly to review the Corporation's financial information.

(4) The Committee shall report to the full Board with respect to its meetings. The chairman of the Board, any member of the Committee, or the Secretary of the Corporation may call meetings of the Committee.

(5) The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

(6) The Committee will regularly report to the Board on its activities.

## IV. Authority and Resources.

The Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or independent auditor to attend a Committee meeting or to meet with any members of, or consultants to, the Committee. The Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or other advisors and experts to assist in any investigation and performance of its functions at the Corporation's expense.

V. **Duties and Responsibilities**.

To carry out its responsibilities and duties the Committee shall, consistent with and subject to applicable law and rules and regulations promulgated by the SEC, Nasdaq, or any other applicable regulatory authority:

1. Review and discuss the annual audited financial statements and the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" with management and the independent registered public accounting firm. In connection with such review, the Committee will:

   (a) Discuss with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 1301, *Communications with Audit Committees* (as may be modified or supplemented) and the matters in the written disclosures required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence;

   (b) Review significant changes in accounting or auditing policies;

   (c) Review with the independent registered public accounting firm any problems or difficulties encountered in the course of their audit, including any change in the scope of the planned audit work and any restrictions placed on the scope of such work and management's response to such problems or difficulties;

   (d) Review with the independent registered public accounting firm, management and the senior internal auditing executive the adequacy of the Company's internal controls, and any significant findings and recommendations with respect to such controls;

   (e) Review reports required to be submitted by the independent registered public accounting firm concerning: (i) all critical accounting policies and practices used; (ii) all alternative treatments of financial information within generally accepted accounting principles ("GAAP") that have been discussed with management, the ramifications of such alternatives, and the accounting treatment preferred by the independent registered public accounting firm; (iii) any other material written communications with management; and (iv) any material financial arrangements of the Company which do not appear on the financial statements of the Company;

   (f) Review (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by management and/or the

independent registered public accounting firm setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analysis of the effects of alternative GAAP methods on the financial statements and the effects of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and

(g) Discuss policies and procedures concerning earnings press releases and review the type and presentation of information to be included in earnings press releases (paying particular attention to any use of "pro forma" or "adjusted" non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies.

2. Review and discuss the quarterly financial statements and the Company's disclosures provided in periodic quarterly reports including "Management's Discussion and Analysis of Financial Condition and Results of Operations" with management, the senior internal auditing executive and the independent registered public accounting firm.

3. Oversee the external audit coverage: The Company's independent registered public accounting firm is ultimately accountable to the Committee, which has the direct authority and responsibility to appoint, retain, compensate, terminate, select, evaluate and, where appropriate, replace the independent registered public accounting firm. In connection with its oversight of the external audit coverage, the Committee will have authority to:

   (i) Appoint and replace (subject to stockholder approval, if deemed advisable by the Board) the independent registered public accounting firm;

   (ii) Approve the engagement letter and the fees to be paid to the independent registered public accounting firm;

   (iii) Pre-approve all audit and non-audit services to be performed by the independent registered public accounting firm or any other registered public accounting firm engaged by the Company and the related fees for such services other than prohibited non-auditing services as promulgated under rules and regulations of the SEC, subject to the inadvertent de minimis exceptions set forth in the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and the SEC rules;

   (iv) Monitor and obtain confirmation and assurance as to the independent registered public accounting firm's independence, including ensuring that they submit on a periodic basis (not less than annually) to the Committee a formal written statement delineating all relationships between the independent registered public accounting firm and the Company consistent with the Public Company Accounting Oversight Board Rule 3526. The Committee is responsible for actively engaging in a dialogue with the independent registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm and for taking appropriate action in

response to the independent registered public accounting firm's report to satisfy itself of their independence;

(v) At least annually, obtain and review a report by the independent registered public accounting firm describing: the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and to assess the independent registered public accounting firm independence, all relationships between the independent registered public accounting firm and the Company;

(vi) Meet with the independent registered public accounting firm prior to the annual audit to discuss planning and staffing of the audit;

(vii) Review and evaluate the performance of the independent registered public accounting firm, as the basis for a decision to reappoint or replace the independent registered public accounting firm;

(viii) Set clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by all applicable laws and listing rules;

(ix) Set clear policies for audit partner rotation in compliance with applicable laws and regulations;

(x) Assure regular rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit, as required by the Sarbanes-Oxley Act, and consider whether rotation of the independent registered public accounting firm is required to ensure independence;

(xi) Engage in a dialogue with the independent registered public accounting firm to confirm that audit partner compensation is consistent with applicable SEC rules;

(xii) Review and discuss with the independent registered public accounting firm the results of the year-end audit of the Company, including any identified audit matters under AS 3101, any comments or recommendations of the Company's independent registered public accounting firm and, based on such review and discussions and on such other considerations as it determines appropriate, recommend to the Board whether the Company's audited financial statements should be included in the Annual Report on Form 10-K;

(xiii) Take, or recommend that the Board take, appropriate action to oversee the independence of the Company's independent registered public accounting firm; and

(xiv) Monitor compliance by the Company of the employee conflict of interest requirements contained in the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder.

4. Oversee internal audit coverage. In connection with its oversight responsibilities, the Committee will:

   (i) Review the appointment or replacement of the senior internal auditing executive;

   (ii) Review, in consultation with management, the independent auditors and the senior internal auditing executive, the plan and scope of internal audit activities, and, when deemed necessary or appropriate by the Committee, assign additional internal audit projects to appropriate personnel;

   (iii) Review the Committee's level of involvement and interaction with the Company's internal audit function, if any, including the Committee's line of authority and role in appointing and compensating employees in the internal audit function;

   (iv) Review internal audit activities, budget, compensation and staffing; and

   (v) Review significant reports to management prepared by the internal auditing department and management's responses to such reports.

5. Receive periodic reports from the Company's independent registered public accounting firm, management and director of the Company's internal auditing department to assess the impact on the Company of significant accounting or financial reporting developments that may have a bearing on the Company.

6. Review with the independent registered public accounting firm and the senior internal auditing executive the adequacy and effectiveness of the Company's accounting and internal control policies and procedures and any significant findings and recommendations with respect to such controls;

7. Review with the chief executive officer, chief financial officer and independent registered public accounting firm, periodically, the following:

   (i) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; and

   (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

8. Resolve any differences in financial reporting between management and the independent registered public accounting firm.

9. Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

10. Establish procedures for the receipt, retention and treatment of reports of evidence of a material violation made by attorneys appearing and practicing before the SEC in the representation of the Company or any of its subsidiaries, or reports made by the Company's chief executive officer in relation thereto.

11. Discuss policies and guidelines to govern the process by which risk assessment and risk management is undertaken.

12. Meet periodically and at least four times per year with management to review and assess the Company's major financial risk exposures and the manner in which such risks are being monitored and controlled.

13. Meet periodically, and not less than annually, in separate executive session with each of the chief financial officer, the senior internal auditing executive, and the independent registered public accounting firm.

14. Review and approve all "related party transactions" requiring disclosure under SEC Regulation S-K, Item 404, in accordance with the policy set forth in Section VI below.

15. Review the Company's policies relating to the ethical handling of conflicts of interest and review past or proposed transactions between the Company and members of management as well as policies and procedures with respect to officers' expense accounts and perquisites, including the use of corporate assets. The Committee shall consider the results of any review of these policies and procedures by the Company's independent registered public accounting firm.

16. Review and approve in advance any services provided by the Company's independent registered public accounting firm to the Company's executive officers or members of their immediate family.

17. Review the Company's program to monitor compliance with the Company's Code of Ethics, and meet periodically with the Company's Compliance Committee to discuss compliance with the Code of Ethics.

18. Approve reimbursement of expenses incurred by management in connection with certain activities on our behalf, such as identifying potential target businesses opportunities.

19. Review periodically with the Company's outside legal counsel (i) legal and regulatory matters which may have a material effect on the financial statements, and (ii) corporate compliance policies or codes of conduct.

20. As it determines necessary to carry out its duties, engage and obtain advice and assistance from outside legal, accounting or other advisers, the cost of such independent expert advisors to be borne by the Company.

21. Report regularly to the Board with respect to Committee activities.

22. Prepare the report of the Committee required by the rules of the SEC to be included in the proxy statement for each annual meeting.

23. Review and reassess annually the adequacy of this Charter and recommend any proposed changes to the Board.

24. Review with management, the independent registered accounting firm, and the Company's legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

25. Inquire and discuss with management the Company's compliance with applicable laws and regulations.

26. Determine the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

27. On a quarterly basis, review and approve all payments made to the Company's officers or directors or any of their respective affiliates.

## VI. Procedures.

1. **Action**. A majority of the members of the entire Committee shall constitute a quorum. The Committee shall act on the affirmative vote a majority of members present at a meeting at which a quorum is present. A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

2. **Fees**. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation: (a) to outside legal, accounting or other

advisors employed by the Committee; and (b) for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

3. **Limitations**. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with GAAP--rather, such is the responsibility of management and the independent registered public accounting firm.

## VII. Related Party Transactions Policy.

1. Definitions.

A "Related Party Transaction" is any transaction directly or indirectly involving any Related Party, as defined below, that would need to be disclosed under Item 404(a) of Regulation S-K. Under Item 404(a), the Company is required to disclose any transaction occurring since the beginning of the Company's last fiscal year, and, in addition, for as long as the Company is a "smaller reporting company" as defined by Item 10(f) of Regulation S-K, the fiscal year preceding the small reporting company's last fiscal year. or any currently proposed transaction, involving the Company where the amount involved exceeds the lesser of $120,000 or, for as long as the Company is a "smaller reporting company" one percent (1%) of the average of the Company's total assets at year end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest. "Related Party Transaction" also includes any material amendment or modification to an existing Related Party Transaction.

"Related Party" means any of the following:

- a director (which term when used herein includes any director nominee);
- an executive officer;
- a person known by the Company to be the beneficial owner of more than 5% of the Company's common stock (a "5% stockholder"); or
- a person known by the Company to be an immediate family member of any of the foregoing.

"Immediate family member" means a child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of such director, executive officer, nominee for director or beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee for director or beneficial owner.

2. Identification of Potential Related Party Transactions. Related Party Transactions may be brought to management's and the Board's attention in a number of ways. Each of the Company's directors and executive officers will inform the chairman of the Committee of any potential Related Party Transactions. In addition, each such director and executive officer shall complete a questionnaire on an annual basis designed to elicit information about any potential Related Party Transactions. Any potential Related Party Transactions that are brought to the Committee's attention shall be analyzed by the Committee, in consultation with outside counsel or members of management, as appropriate, to determine whether the transaction or relationship does, in fact, constitute a Related Party Transaction requiring compliance with this Policy.

3. Review and Approval. At each of its meetings, the Committee shall be provided with the details of each new, existing or proposed Related Party Transaction, including the terms of the transaction, any contractual restrictions that the Company has already committed to, the business purpose of the transaction, and the benefits to the Company and to the relevant Related Party. In determining whether to approve a Related Party Transaction, the Committee shall consider, among other factors, the following factors to the extent relevant to the Related Party Transaction:

   (h) whether the terms of the Related Party Transaction are fair to the Company and on the same basis as would apply if the transaction did not involve a Related Party;

   (i) whether the Related Party Transaction would impair the independence of an outside director;

   (j) whether the Related Party Transaction would present an improper conflict of interest for any director or executive officer of the Company, taking into account the size of the transaction, the overall financial position of the director, executive officer or Related Party, the direct or indirect nature of the director's, executive officer's or Related Party's interest in the transaction and the ongoing nature of any proposed relationship, and any other factors the Committee deems relevant; and

   (k) any pre-existing contractual obligations.

4. Any member of the Committee who has an interest in the transaction under discussion shall abstain from voting on the approval of the Related Party Transaction.

5. A Related Party Transaction entered into without pre-approval of the Committee shall not be deemed to violate this Policy, or be invalid or unenforceable, so long as the transaction is brought to the Committee as promptly as reasonably practical after it is entered into or after it becomes reasonably apparent that the transaction is covered by this Policy.

DATE: November 12, 2021